UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-04258

 Value Line Convertible Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 4/30/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management	A N N U A L R E P O R T
	7 Times Square 21st Floor	A p r i l 3 0 , 2 0 1 1
New York, NY 10036-6524
DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.	Value Line Convertible Fund, Inc.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00080240

Value Line Convertible Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

The year that ended on April 30, 2011 saw continued rallies in the convertible and equity markets, building upon the significant gains of the 2009-2010 period.

For the year, the Convertible Fund produced solid returns. The Fund returned 16.71%, beating the 15.77% return of its benchmark, the Bank of America Merrill Lynch Convertible Index. (1) The Fund practically matched the S&P 500 Index (2) which generated a total return of 17.22%. The principal reason for the Fund’s outperformance versus its benchmark stemmed from its overweight in the industrial and energy sectors, which produced the strongest returns among the sectors. In addition, certain technology issues among the Fund’s holdings, which were underweighted in the Index, produced stellar returns. This was accomplished while the Fund maintained a portfolio of solid credit quality.

Going forward, because the convertible and equity markets have had such significant appreciation over the last two years, the Fund is looking to become slightly more defensive. This will be done by selling selected issues with strong gains in the industrial, energy, and technology sectors and replacing them with attractively priced issues from other sectors, of moderate risk and solid credit quality. This strategy will benefit the Fund in the upcoming period, which we believe, will be marked by more volatility, rather than the straight upward market we have enjoyed for the last two years.

As always, your confidence in Value Line Funds is appreciated and we look forward to serving your future investment needs.

Sincerely,

/s/ Mitchell Appel, President
Mitchell Appel, President

/s/ Jeff Geffen, Portfolio Manager
Jeff Geffen, Portfolio Manager

(1)
The Bank of America Merrill Lynch Convertible Index represents a diversified group of convertible securities. The index is unmanaged and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

(2)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line Convertible Fund, Inc.

Convertible Fund Shareholders

Economic Highlights (unaudited)

The capital markets posted positive returns for the month continuing a run fueled by strengthening economic numbers and increasing consumer confidence. The S&P 500 gained 2.96% for the month pushing year-to-date returns to 9.06%. Fixed income returns, while not as buoyant, netted 1.32% for the month and 1.60% year-to-date as measured by the Barclay’s Capital U.S. Government Credit Bond Index. Factory orders, construction spending, and vehicle sales all exceeded expectations for the month. However, job creation remains a disappointment. Modest improvement in non-farm and private payrolls did not deter the unemployment rate from edging back over 9%.

The Federal Reserve has sent clear signals that despite the positive economic momentum, the Fed’s concern is for a sustained economic recovery leading to stronger job growth. The Fed has committed to completing the $600 billion purchase of Treasury securities through June 30, 2011 to provide support for the recovery. The Fed also left its benchmark interest rate unchanged in a range of zero to 0.25%, where it’s been since December 2008. At the same time Chairman Bernanke voiced little concern about inflationary pressures. Even the sharp spike in commodity prices did not increase the Fed’s outlook for more than a temporary and modest increase in consumer price inflation.

US Treasuries posted better returns in April after a lackluster start to the year. Interest rates were down for the month across the yield curve. In addition to benefiting from a benign inflationary environment, investors took refuge in Treasuries against the debt crises in several European countries and the unknown effects of the nuclear disaster in Japan.

Value Line Convertible Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Convertible Fund, Inc. to that of the S&P 500 Index and the Bank of America Merrill Lynch Convertible Index (the “Indices”). The Value Line Convertible Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Convertible Fund, Inc.
and the S&P 500 Index* and the Bank of America Merrill Lynch Convertible Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 4/30/11	16.71%	$11,671
5 years ended 4/30/11	3.72%	$12,006
10 years ended 4/30/11	3.79%	$14,502

*	The S&P 500 Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**	The Bank of America Merrill Lynch Convertible Index is an unmanaged index that represents a diversified group of convertible securities.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Convertible Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2010 through April 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/10	Ending account value 4/30/11	Expenses paid during period 11/1/10 thru 4/30/11*
Actual	$1,000.00	$1,113.40	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$5.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.12% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Convertible Fund, Inc.

Portfolio Highlights at April 30, 2011 (unaudited)

Ten Largest Holdings

Issue	Principal Amount or Shares	Value	Percentage of Net Assets
EMC Corp., Senior Notes Convertible, 1.75%, 12/1/13	$300,000	$540,750	2.0%
Apache Corp., 6.00%	6,000	$422,280	1.5%
Life Technologies Corp., Senior Notes, 1.50%, 2/15/24	$350,000	$411,687	1.5%
SanDisk Corp., 1.50%, 8/15/17	$350,000	$405,562	1.5%
Citigroup, Inc. 7.50%	3,000	$390,120	1.4%
Peabody Energy Corp. 4.75%, 12/15/41	$300,000	$384,750	1.4%
Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	$350,000	$377,125	1.4%
Steel Dynamics, Inc., Convertible Fixed, 5.13%, 6/15/14	$300,000	$375,750	1.4%
Cephalon, Inc., Convertible Fixed, 2.50%, 5/1/14	$300,000	$363,000	1.3%
Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	$250,000	$339,062	1.2%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Convertible Fund, Inc.

Schedule of Investments	April 30, 2011

Principal Amount		Value
CONVERTIBLE CORPORATE BONDS & NOTES (77.0%)
	BASIC MATERIALS (3.0%)
$100,000	Allegheny Technologies, Inc., Convertible Fixed, 4.25%, 6/1/14	$182,750
100,000	ArcelorMittal, Senior Notes, 5.00%, 5/15/14	146,125
100,000	Newmont Mining Corp., Senior Notes Convertible, 3.00%, 2/15/12	130,625
300,000	Steel Dynamics, Inc., Convertible Fixed, 5.13%, 6/15/14	375,750
		835,250
	COMMUNICATIONS (9.4%)
250,000	Anixter International, Inc., Senior Notes, 1.00%, 2/15/13	330,000
300,000	Interpublic Group of Cos., Inc., Senior Notes, 4.25%, 3/15/23	337,500
200,000	JDS Uniphase Corp., Senior Notes Convertible, 1.00%, 5/15/26	218,000
150,000	Powerwave Technologies, Inc., Convertible Subordinated Notes, 3.88%, 10/1/27	143,625
150,000	Priceline.com, Inc., Convertible Fixed, 1.25%, 3/15/15 (1)	280,687
100,000	SBA Communications Corp., Fixed, 1.88%, 5/1/13	111,125
150,000	Symantec Corp., Senior Notes, 1.00%, 6/15/13	185,063
200,000	Time Warner Telecom, Inc., Senior Debentures, 2.38%, 4/1/26	252,500
100,000	VeriSign, Inc., Jr. Subordinated Debentures, 3.25%, 8/15/37 (1)	123,625
100,000	VeriSign, Inc., Jr. Subordinated Debentures, 3.25%, 8/15/37	123,625
150,000	Virgin Media, Inc., 6.50%, 11/15/16	271,125
200,000	WebMD Health Corp., Senior Notes, 2.50%, 1/31/18 (1)	212,500
		2,589,375
	CONSUMER, CYCLICAL (9.2%)
300,000	AMR Corp., 6.25%, 10/15/14	297,750

Principal Amount		Value
$100,000	ArvinMeritor, Inc., Senior Notes Convertible, 4.00%, 2/15/27	$99,875
100,000	Ford Motor Co., Senior Notes, 4.25%, 11/15/16	186,500
150,000	Home Inns & Hotels Management, Inc., Senior Notes, 2.00%, 12/15/15 (1)	162,562
200,000	International Game Technology 3.25%, 5/1/14 (1)	237,500
250,000	Lennar Corp., Senior Notes, 2.75%, 12/15/20 (1)	276,250
300,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	312,375
200,000	Morgans Hotel Group Co., Convertible Fixed, 2.38%, 10/15/14	177,250
200,000	Navistar International Corp., 3.00%, 10/15/14	304,250
200,000	Saks, Inc., Senior Notes Convertible, 2.00%, 3/15/24	215,000
100,000	Sonic Automotive, Inc., Convertible Fixed, 5.00%, 10/1/29	130,250
50,000	WESCO International, Inc., Convertible Fixed, 6.00%, 9/15/29	117,000
		2,516,562
	CONSUMER, NON-CYCLICAL (19.7%)
150,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	164,813
150,000	Alliance Data Systems Corp., Fixed, 1.75%, 8/1/13	192,750
27,000	American Medical Systems Holdings, Inc., Senior Subordinated Notes, 3.25%, 7/1/36	41,141
100,000	Archer-Daniels-Midland Co., Senior Notes, 0.88%, 2/15/14	110,250
250,000	Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	339,062
200,000	BioMarin Pharmaceutical, Inc., Senior Subordinated Notes, 1.88%, 4/23/17	285,250

 See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2011

Principal Amount		Value
$300,000	Cephalon, Inc., Convertible Fixed, 2.50%, 5/1/14	$363,000
200,000	Endo Pharmaceuticals Holdings, Inc., Convertible Fixed, 1.75%, 4/15/15	286,500
100,000	Gilead Sciences, Inc., Convertible Fixed, 1.63%, 5/1/16 (1)	111,375
200,000	Gilead Sciences, Inc., Senior Notes, 0.63%, 5/1/13	232,000
200,000	Greatbatch, Inc., Convertible Fixed, 2.25%, 6/15/13	202,750
50,000	Hertz Global Holdings, Inc., 5.25%, 6/1/14	109,625
100,000	Hologic, Inc., Senior Notes, 2.00%, 12/15/37 (2)	97,000
150,000	Kinetic Concepts, Inc., Guaranteed Senior Notes, 3.25%, 4/15/15 (1)	196,125
350,000	Life Technologies Corp., Senior Notes, 1.50%, 2/15/24	411,687
150,000	Molson Coors Brewing Co., Senior Notes, 2.50%, 7/30/13	172,125
250,000	Mylan, Inc., Senior Notes, 1.25%, 3/15/12	285,625
100,000	Omnicare, Inc., Senior Notes, 3.75%, 12/15/25	133,250
100,000	Onyx Pharmaceuticals, Inc. 4.00%, 8/15/16	122,250
200,000	PDL BioPharma, Inc., Senior Notes, 2.88%, 2/15/15	213,000
200,000	PHH Corp., Convertible Fixed, 4.00%, 9/1/14	221,750
123,000	Salix Pharmaceuticals Ltd., 2.75%, 5/15/15	140,528
200,000	Smithfield Foods, Inc., Senior Notes, 4.00%, 6/30/13	249,500
100,000	Teleflex, Inc., Convertible Fixed, 3.88%, 8/1/17	116,750
200,000	Tyson Foods, Inc., Senior Notes Convertible, 3.25%, 10/15/13	265,250
50,000	United Rentals, Inc., Convertible Fixed, 4.00%, 11/15/15	137,813
150,000	ViroPharma, Inc., Convertible Fixed, 2.00%, 3/15/17	184,125
		5,385,294

Principal Amount		Value
	ENERGY (5.8%)
$150,000	Alpha Natural Resources, Inc., Senior Notes, 2.38%, 4/15/15	$198,750
100,000	Cameron International Corp., Senior Debentures, 2.50%, 6/15/26	149,250
250,000	Chesapeake Energy Corp., Senior Notes, 2.50%, 5/15/37	274,062
150,000	Covanta Holding Corp., Convertible Fixed, 3.25%, 6/1/14	176,062
150,000	Goodrich Petroleum Corp. 5.00%, 10/1/29	152,813
100,000	Helix Energy Solutions Group, Inc., 3.25%, 12/15/25	101,000
300,000	Peabody Energy Corp. 4.75%, 12/15/41	384,750
100,000	St. Mary Land & Exploration Co., Senior Notes, 3.50%, 4/1/27	144,500
		1,581,187
	FINANCIAL (4.7%)
150,000	American Equity Investment Life Holding Co., Convertible Fixed, 3.50%, 9/15/15 (1)	179,063
150,000	Digital Realty Trust LP, Fx, 5.50%, 4/15/29 (1)	222,281
200,000	MF Global Holdings, Ltd., Senior Notes, 1.88%, 2/1/16	207,000
100,000	MGIC Investment Corp., Convertible Fixed, 5.00%, 5/1/17	106,000
100,000	ProLogis 3.25%, 3/15/15	116,625
200,000	SL Green Operating Partnership LP, Convertible Fixed, 3.00%, 10/15/17 (1)	232,500
200,000	Tower Group, Inc. 5.00%, 9/15/14 (1)	214,250
		1,277,719
	INDUSTRIAL (9.7%)
150,000	AAR Corp., 1.75%, 2/1/26	162,938
100,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	151,375
150,000	Alliant Techsystems, Inc., 3.00%, 8/15/24	167,063

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Principal Amount		Value
$150,000	Cemex SAB de CV, Convertible Fixed, 4.88%, 3/15/15	$150,375
150,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (2)	176,062
200,000	FEI Co., Subordinated Notes Convertible, 2.88%, 6/1/13	252,000
150,000	General Cable Corp., Senior Notes Convertible, 0.88%, 11/15/13	173,062
200,000	MasTec, Inc., Convertible Fixed, 4.00%, 6/15/14	317,750
100,000	RTI International Metals, Inc., Guaranteed Senior Notes, 3.00%, 12/1/15	115,125
150,000	SunPower Corp., Convertible Fixed, 4.75%, 4/15/14	165,750
100,000	Suntech Power Holdings Co. Ltd., Senior Notes, 3.00%, 3/15/13 (1)	93,250
200,000	Trinity Industries, Inc. Subordinated Notes, 3.88%, 6/1/36	218,750
150,000	Triumph Group, Inc., Senior Subordinated Notes Convertible, 2.63%, 10/1/26	238,125
200,000	TTM Technologies, Inc., Senior Notes, 3.25%, 5/15/15	283,000
		2,664,625
	TECHNOLOGY (14.7%)
250,000	CACI International, Inc., 2.13%, 5/1/14	312,500
100,000	Cadence Design Systems, Inc., Senior Notes, 2.63%, 6/1/15 (1)	149,125
200,000	DST Systems, Inc., Convertible Fixed, 4.13%, 8/15/23 (3)	229,250
300,000	EMC Corp., Senior Notes Convertible, 1.75%, 12/1/13	540,750
150,000	Intel Corp., Junior Subordinated Notes, 3.25%, 8/1/39	190,875
150,000	Microchip Technology, Inc., Jr. Subordinated Debentures, 2.13%, 12/15/37	219,750
350,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	377,125

Principal Amount		Value
$50,000	NetApp, Inc., Senior Notes, 1.75%, 6/1/13	$83,875
100,000	Nuance Communications, Inc., 2.75%, 8/15/27	127,875
250,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	306,875
150,000	RightNow Technologies, Inc., Convertible Fixed, 2.50%, 11/15/30 (1)	197,438
200,000	Rovi Corp., Senior Notes, 2.63%, 2/15/40	245,750
350,000	SanDisk Corp., 1.50%, 8/15/17	405,562
200,000	Telvent GIT S.A., Senior Subordinated Notes, 5.50%, 4/15/15 (1)	238,750
100,000	VeriFone Systems, Inc., Senior Notes, 1.38%, 6/15/12	133,750
200,000	Xilinx, Inc. 2.63%, 6/15/17 (1)	259,250
		4,018,500
	UTILITIES (0.8%)
150,000	CMS Energy Corp., Convertible Fixed, 5.50%, 6/15/29	218,438
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES
	(Cost $18,462,159) (77.0%)	21,086,950

CONVERTIBLE PREFERRED STOCKS (11.2%)

Shares		Value
	CONSUMER DISCRETIONARY (1.1%)
6,000	General Motors Co., Convertible Fixed, Series B, 4.75%	298,860
	ENERGY (2.2%)
6,000	Apache Corp. 6.00%	422,280
4,000	Goodrich Petroleum Corp. Series B, 5.38%	191,000
		613,280
	FINANCIALS (7.8%)
6,000	AMG Capital Trust II, Convertible Fixed, 5.15%	269,370
150	Bank of America Corp. Series L, 7.25%	156,600

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2011

Shares		Value
3,000	Citigroup, Inc. 7.50%	$390,120
10,000	Hartford Financial Services Group, Inc. 7.25%	269,000
250	Huntington Bancshares, Inc. 8.50%	288,750
2,000	KeyCorp 7.75%	226,380
6,000	UBS AG, Convertible Fixed, 6.75%	189,480
2,000	Vale Capital II, Convertible Fixed, 6.75%	186,620
150	Wells Fargo & Co. Series L, 7.50%	161,922
		2,138,242
	HEALTH CARE (0.1%)
1,800	National Healthcare Corp. Series A, 0.80%	26,685
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,825,757) (11.2%)	3,077,067
COMMON STOCKS (6.3%)
	CONSUMER DISCRETIONARY (0.9%)
500	Coinstar, Inc. *	27,246
500	Fossil, Inc. *	47,890
500	Gaylord Entertainment Co. *	17,935
500	Genuine Parts Co.	26,850
500	Signet Jewelers Ltd. *	21,875
500	Stanley Black & Decker, Inc.	36,325
500	TRW Automotive Holdings Corp. *	28,530
400	Wynn Resorts Ltd.	58,860
		265,511
	CONSUMER STAPLES (0.1%)
500	General Mills, Inc.	19,290
	ENERGY (1.3%)
500	Concho Resources, Inc. *	53,425
300	Core Laboratories N.V.	28,794
500	Devon Energy Corp.	45,500
250	Halliburton Co.	12,620
2,000	Schlumberger Ltd.	179,500
500	Whiting Petroleum Corp. *	34,750
		354,589

Shares		Value
	FINANCIALS (0.7%)
500	Affiliated Managers Group, Inc. *	$54,540
500	Alexandria Real Estate Equities, Inc.	41,075
500	ProAssurance Corp. *	33,200
750	Stifel Financial Corp. *	34,260
500	T. Rowe Price Group, Inc.	32,125
		195,200
	HEALTH CARE (0.5%)
500	C.R. Bard, Inc.	53,375
300	Mettler-Toledo International, Inc. *	56,220
500	United Therapeutics Corp. *	33,480
		143,075
	INDUSTRIALS (1.9%)
1,000	Ceradyne, Inc. *	46,860
500	Honeywell International, Inc.	30,615
1,500	Ingersoll-Rand PLC	75,750
500	J.B. Hunt Transport Services, Inc.	23,840
1,000	Navistar International Corp. *	69,520
500	Precision Castparts Corp.	77,260
1,000	TransDigm Group, Inc. *	83,300
1	United Continental Holdings, Inc. *	23
500	United Stationers, Inc.	36,030
1,000	WESCO International, Inc. *	61,950
500	Woodward Inc.	18,525
		523,673
	INFORMATION TECHNOLOGY (0.5%)
500	Aruba Networks, Inc. *	17,965
500	Cognizant Technology Solutions Corp. Class A *	41,450
500	TIBCO Software, Inc. *	14,995
500	VeriFone Systems, Inc. *	27,410
500	Wright Express Corp. *	28,165
		129,985
	MATERIALS (0.3%)
1,000	Rockwood Holdings, Inc. *	56,740
500	Valspar Corp. (The)	19,655
		76,395

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Shares		Value
	TELECOMMUNICATION SERVICES (0.1%)
500	NII Holdings, Inc. *	$20,790
	TOTAL COMMON STOCKS
	(Cost $1,397,815) (6.3%)	1,728,508
	TOTAL INVESTMENT SECURITIES (94.5%)
	(Cost $22,685,731)	25,892,525

Principal Amount		Value
REPURCHASE AGREEMENT (3.6%)
$1,000,000	With Morgan Stanley, 0.01%, dated 04/29/11, due 05/02/11, delivery value $1,000,001 (collateralized by $1,030,000 U.S. Treasury Notes 0.5000%, due 11/15/13, with a value of $1,024,180)	1,000,000
	TOTAL REPURCHASE AGREEMENTS
	(Cost $1,000,000) (3.6%)	1,000,000
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)		506,828
NET ASSETS (100%)		$27,399,353
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($27,399,353 ÷ 2,165,226 shares outstanding)		$12.65

*	Non-income producing.
(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)	Step Bond - The rate shown is as of April 30, 2011 and will reset at a future date.
(3)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities at April 30, 2011

Assets:
Investment securities, at value (Cost - $22,685,731)	$25,892,525
Repurchase agreement (Cost - $1,000,000)	1,000,000
Cash	82,889
Receivable for securities sold	465,042
Interest and dividends receivable	138,511
Prepaid expenses	3,263
Other	639
Total Assets.	27,582,869

Liabilities:
Payable for securities purchased	145,689
Payable for capital shares redeemed	20
Accrued expenses:
Advisory fee	13,918
Service and distribution plan fees	2,227
Other	21,662
Total Liabilities	183,516
Net Assets	$27,399,353

Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 2,165,226 shares)	$2,165,226
Additional paid-in capital	22,915,928
Undistributed net investment income	35,952
Accumulated net realized loss on investments	(924,547)
Net unrealized appreciation of investments	3,206,794
Net Assets	$27,399,353

Net Asset Value, Offering and Redemption Price per Outstanding Share ($27,399,353 ÷ 2,165,226 shares outstanding)	$12.65

Statement of Operations for the Year Ended April 30, 2011

Investment Income:
Interest (net of foreign withholding tax of $12)	$649,489
Dividends (net of foreign withholding tax of $488)	163,907
Total Income	813,396

Expenses:
Advisory fee	195,165
Service and distribution plan fees	65,055
Registration and filing fees	33,242
Printing and postage	27,889
Custodian fees	27,142
Transfer agent fees	20,353
Auditing and legal fees	14,296
Directors’ fees and expenses	4,546
Insurance	3,489
Other	5,952
Total Expenses Before Fees Waived and Custody Credits	397,129
Less: Service and Distribution Plan Fees Waived	(39,033)
Less: Advisory Fees Waived	(32,527)
Less: Custody Credits	(233)
Net Expenses	325,336
Net Investment Income	488,060
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	2,836,575
Change in Net Unrealized Appreciation/(Depreciation)	644,040
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	3,480,615
Net Increase in Net Assets from Operations	$3,968,675

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets for the Years Ended April 30, 2011 and 2010

	Year Ended April 30, 2011	Year Ended April 30, 2010

Operations:
Net investment income	$488,060	$438,305
Net realized gain on investments	2,836,575	2,097,079
Change in net unrealized appreciation	644,040	3,396,496
Net increase in net assets from operations	3,968,675	5,931,880

Distributions to Shareholders:
Net investment income	(508,748)	(373,887)

Capital Share Transactions:
Proceeds from sale of shares	9,666,938	2,743,807
Proceeds from reinvestment of dividends to shareholders	455,680	337,041
Cost of shares redeemed	(12,077,224)	(4,879,859)
Net decrease in net assets from capital share transactions	(1,954,606)	(1,799,011)
Total Increase in Net Assets	1,505,321	3,758,982

Net Assets:
Beginning of year	25,894,032	22,135,050
End of year	$27,399.353	$25,894,032
Undistributed net investment income, at end of year	$35,952	$56,861

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Convertible Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities 60 days or less at date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Convertible Fund, Inc.

April 30, 2011

The following table summarizes the inputs used to value the Fund’s investments in securities as of April 30, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Convertible Corporate Bonds & Notes	$0	$21,086,950	$0	$21,086,950
Common Stocks	1,728,508	0	0	1,728,508
Convertible Preferred Stocks	2,887,587	189,480	0	3,077,067
Repurchase Agreement	0	1,000,000	0	1,000,000
Total Investments in Securities	$4,616,095	$22,276,430	$0	$26,892,525

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended April 30, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended April 30, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Convertible Securities: It is the Fund’s policy to invest a significant portion of its assets in convertible securities. The return provided by a convertible security is greatly influenced by the performance of the common stock for which it can be exchanged. However, factors such as coupon rate, yield to maturity, years to maturity and premium rates and investment value, which measures the convertible security’s degree of downside price protection, all can have a strong effect on the performance of the convertible security while having no influence on the performance of its underlying common stock. Therefore, convertible securities are not considered derivative financial instruments. In connection with transactions in convertible securities, when the Fund chooses to convert the securities into the underlying common stock at the designated conversion rate, there will be no gain or loss recognized upon conversion and the common stock will reflect the cost of the original convertible security.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“VLI”). As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended April 30, 2011	Year Ended April 30, 2010
Shares sold	824,356	263,997
Shares issued to shareholders in reinvestment of dividends and distributions	39,605	32,587
Shares redeemed	(1,040,019)	(474,678)
Net decrease	(176,058)	(178,094)
Dividends per share from net investment income	$0.2328	$0.1565

Value Line Convertible Fund, Inc.

April 30, 2011

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended April 30, 2011
Purchases:
Investment Securities	$23,231,687
Sales:
Investment Securities	$24,910,201

4. Income Taxes

At April 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$23,826,930
Gross tax unrealized appreciation	$3,283,354
Gross tax unrealized depreciation	$(217,759)
Net tax unrealized appreciation on investments	$3,065,595
Undistributed ordinary income	$37,754
Capital loss carryforward, expires April 30, 2018	$(784,965)

During the year ended April 30, 2011, as permitted under federal income tax regulations, the Fund utilized $2,712,793 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement and tax purposes primarily due to wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $221 and decreased accumulated net realized loss by $221. These reclassifications were primarily due to differing treatment of convertible preferred stock interest purchased and sold and return of capital from special dividends. Net assets were not affected by this reclassification.

The tax composition of distributions to shareholders for the years ended April 30, 2011 and April 30, 2010 were as follows:

	2011	2010
Ordinary income	$508,748	$373,887

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $195,165 before fee waivers was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended April 30, 2011. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries. Effective September 1, 2007 through August 31, 2011, the Adviser contractually agreed to reduce the Fund’s advisory fee by 0.125% for one year periods. The fees waived amounted to $32,527 for the year ended April 30, 2011. The Adviser has no right to recoup previously waived amounts.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended April 30, 2011, fees amounting to $65,055 before fee waivers were accrued under the Plan. Effective March 7, 2006, the Distributor voluntarily reduced the fee by 0.15%. Effective September 1, 2007 through August 31, 2011, the Distributor contractually agreed to reduce the distribution plan fee by 0.15% for one year periods. The fee waiver amounted to $39,033 for the year ended April 30, 2011. The Distributor has no right to recoup previously waived amounts.

For the year ended April 30, 2011, the Fund’s expenses were reduced by $233 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At April 30, 2011, the officers and Director as a group owned 336 shares, representing less than 1% of the outstanding shares.

Value Line Convertible Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended April 30,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$11.06	$8.79		$12.25	$13.61	$12.78

Income from investment operations:
Net investment income	0.23	0.18		0.11	0.17	0.27
Net gains or (losses) on securities (both realized and unrealized)	1.59	2.25		(3.32)	(0.15)	0.87
Total from investment operations	1.82	2.43		(3.21)	0.02	1.14

Less distributions:
Dividends from net investment income	(0.23)	(0.16)		(0.11)	(0.20)	(0.31)
Distributions from net realized gains	—	—		(0.07)	(1.18)	—
Return of capital	—	—		(0.07)	—	—
Total distributions	(0.23)	(0.16)		(0.25)	(1.38)	(0.31)
Net asset value, end of year	$12.65	$11.06		$8.79	$12.25	$13.61

Total return	16.71%	27.73%		(26.18)%	(0.02)%	9.12%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,399	$25,894		$22,135	$30,033	$33,661
Ratio of expenses to average net assets(1)	1.53%	1.76	%(3)	1.91%	1.67%	1.45%
Ratio of expenses to average net assets(2)	1.25%	1.45	%(4)	1.62%	1.37%	1.16%
Ratio of net investment income to average net assets	1.88%	1.81%		1.05%	1.28%	2.10%
Portfolio turnover rate	95%	126%		160%	139%	123%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.90%, 1.65%, and 1.43% as of April 30, 2009, 2008, and 2007, respectively, and would have been unchanged for the other periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Convertible Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the “Fund”) at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

June 28, 2011

Value Line Convertible Fund, Inc.

PROXY RESULTS
FOR VALUE LINE CONVERTIBLE FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	1,448,171	80,994
Mr. Mitchell E. Appel	1,429,740	99,425
Mr. Daniel S. Vandivort	1,443,405	85,759

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
1,003,793	72,627	89,901	41,531

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line Convertible Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CONVERTIBLE FUND, INC. (UNAUDITED)

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Convertible Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional convertible securities funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line Convertible Fund, Inc.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 11 other retail front-end load and no-load convertible securities funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load convertible securities funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line ranking systems information would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Convertible Fund, Inc.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Fund’s management fee, thereby reducing the management fee rate from 0.75% to 0.625% of the Fund’s average daily net assets for the one-year period ending August 31, 2011. In connection with the restructuring, the Adviser and the Board have agreed to extend this contractual management fee waiver, which would otherwise terminate with the Former Agreement, through August 31, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate after giving effect to the contractual management fee waiver was higher than that of both the Expense Group average and the Expense Universe average. The Board viewed favorably the Adviser’s decision to invest its assets in a portfolio analytical system which would further support the Fund’s management team as well as the Adviser’s increased emphasis on seeking to improve the Fund’s performance while noting the Fund’s small asset size The Board concluded that the Fund’s management fee was satisfactory for the purpose of approving the Agreement.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets for the one-year period ending August 31, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through August 31, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. While noting that the Fund’s total expense ratio after giving effect to these waivers was higher than that of the Expense Group average and the Expense Universe average for the most recent fiscal year, the Board viewed favorably other steps recently undertaken by the Adviser to reduce the Fund’s expense ratio, including a renegotiation of the fees charged by the Fund’s transfer agent (which expense reductions were not reflected in the comparative materials). The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

Value Line Convertible Fund, Inc.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it may manage non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line Convertible Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 27.22% of the ordinary income distributions paid during the fiscal year ended April 30, 2011 qualify for the corporate dividends received deduction. During the fiscal year ended April 30, 2011, 41.20% of the ordinary income distributions are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Director
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Convertible Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Convertible Fund, Inc.

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Value Line Convertible Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

   (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

              (f)   Pursuant to item 10(a),the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

              (a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
                         (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2011 - $4,800

(b)	Audit-Related fees – None

(c)	Tax Preparation Fees 2011 -$2,654

(d)	All Other Fees – None.

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2011 -$10,300

(h)	Not applicable.

Item 10.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Value Line Convertible Fund, Inc.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	July 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below, by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	July 11, 2011